REGISTRATION RIGHTS AGREEMENT FOR

              LIVE ENTERTAINMENT INC. COMMON STOCK

                    DATED AS OF JULY 20, 1993

                          BY AND AMONG

                     LIVE ENTERTAINMENT INC.

                               AND

                      CAROLCO PICTURES INC.

                               AND

                     THE STRATEGIC PARTNERS

                REGISTRATION RIGHTS AGREEMENT FOR
                          COMMON STOCK


     This Registration Rights Agreement for Common Stock (the "Agreement") is made and entered into as of July 20, 1993, by and among LIVE Entertainment Inc., a Delaware corporation (the "Company"), and Carolco Pictures Inc., a Delaware corporation ("Carolco"), and the Strategic Partners (as defined below), with reference to the following facts:

     A. Carolco Pictures Inc., a Delaware corporation, on the one hand, and Pioneer LDCA, Inc., a Delaware corporation ("Pioneer"), RCS Video Services International B.V., a Netherlands corporation ("RCS BV"), RCS Video Services Antilles N.V., a Netherlands Antilles corporation ("RCS NV") (RCS BV and RCS NV collectively, "RCS") and Le Studio Canal+ S.A., a French corporation ("Studio Canal"), on the other hand, are parties to the Stock Pledge Agreement and the Pioneer Stock Pledge Agreement (collectively, the "Pledge Agreements"), dated as of March 20, 1992 and Carolco, Pioneer, RCS BV and Studio Canal are parties to a Loan Agreement dated as of March 20, 1992. Pioneer, RCS and Studio Canal are known collectively herein as the Strategic Partners.

     B. To induce some or all of the Strategic Partners to enter into the Pledge Agreements, the Loan Agreement and the other agreements referenced therein for the benefit of Carolco and for the indirect benefit of the Company as the distributor in the United States and Canada of Carolco's motion picture video product, and in consideration of the performance of the obligations and commitments of some or all of the Strategic Partners in the Loan Agreement, the Company previously agreed to provide the registration rights set forth in a Registration Rights Agreement among the Company and some or all of the Strategic Partners dated March 24, 1992, as amended (the "Original Agreement").

     C. Carolco is engaged in a further restructuring pursuant to a registration statement on Form S-1 filed with the Commission (as defined below) on December 24, 1992, as amended (the "1993 Restructuring"), upon the completion of which Carolco will sell to Pioneer 3,885,223 shares of Common Stock (the "Pioneer Restructuring Shares"), Studio Canal 1,180,030 shares of Common Stock (the "Studio Canal Restructuring Shares") and RCS 1,180,030 shares of Common Stock (the "RCS Restructuring Shares") of the total 6,245,283 shares of Common Stock presently held by Carolco (collectively, the "Restructuring Shares").

     D. The Strategic Partners also hold 360,000 shares of Common Stock which they purchased from Carolco in June 1992, of which 144,000 shares are held by Pioneer, 108,000 shares are held by Studio Canal and 108,000 shares are held by RCS (collectively, the "Purchased Shares").

     E. The parties hereto, upon the closing (as defined in the registration statement referred to in Recital C hereof) of the 1993 Restructuring (the "Carolco Closing"), wish to terminate their prior agreements with respect to the registration of Registrable Securities and to provide for registration of such Securities.

     The parties hereby agree as follows:

     1.   Certain Definitions.

          As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "Affiliate" of a specified Person means any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified, or who holds or beneficially owns 50% or more of the equity interest in the Person specified or 50% or more of any class of voting securities of the Person specified.

          (b)  "Commission" means the Securities and Exchange
Commission.

          (c) "Common Stock" means the Company's common stock, $.01 par value, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification, stock split or stock dividend of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          (e) "Holders" means the Strategic Partners and their respective Affiliates holding Registrable Securities.

          (f)  "Majority Holders" means those Holders and
Transferees, if any, holding at least a majority of the shares of each class of Registrable Securities held by Holders of such class and Transferees, if any, at the time of determination.

          (g) "Registrable Securities" means the Restructuring Shares and the Purchased Shares as described in Recital C and Recital D hereof, respectively. There shall be three classes of Registrable Securities: the Registrable Securities held by Pioneer, its Affiliates and its Transferees, if any, are known herein as the "Pioneer Registrable Securities"; the Registrable Securities held by Studio Canal, its Affiliates and its Transferees, if any, are known herein as the "Studio Canal Registrable Securities"; and the Registrable Securities held by RCS, its Affiliates and its Transferees, if any, are known herein as the "RCS Registrable Securities." As to any particular Registrable Securities, such securities shall cease to be Registrable Securities for which no demand registration under Section 2(a) or piggyback registration rights under Section 2(b) may be requested when (x) such securities shall have been disposed of pursuant to an effective registration statement, (y) such securities shall have been transferred to any person pursuant to Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be held by the Holders or Transferees. Furthermore, no shares of Common Stock of a class of Registrable Securities shall be Registrable Securities on or after the earlier of (i) a date which is three years after the Carolco Closing (unless extended pursuant to Sections 2(a) and 4(c)) and (ii) a date on which any class of the Holders and their Transferees collectively hold 25% or fewer of such class of Registrable Securities which were outstanding on the date of the Carolco Closing.

          (h) "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration rights granted herein, including, without limitation, all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and expenses of Company counsel, the fees and expenses of the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities; provided, however, that Registration Expenses shall not include fees and expenses of the Holders's counsel nor shall it include underwriting discounts, commissions and transfer taxes, which shall not be the responsibility of the Company.

          (i) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the time.

          (j)  "Selling Holders" means those Holders and
Transferees, if any, who have requested registration pursuant to
Section 2(a) or 2(b) hereof.

          (k) "Transferee" shall mean the first holder (other than an Affiliate of the transferor Holder) of Registrable Securities by a transfer from a Holder; provided, however, that a person acquiring such Registrable Securities pursuant to a transfer under an effective registration statement or pursuant to a sale under Rule 144 shall not be a Transferee. Any Affiliate of a Transferee shall also be deemed a Transferee for purposes of this Agreement. If a Strategic Partner or any of its Affiliates acquires Registrable Securities from an unaffiliated Holder, the Registrable Securities so acquired shall remain Registrable Securities but shall be part of the class of Registrable Securities associated with the transferee Strategic Partner or Affiliate.

     2.   Registration Rights.

          (a) Requested Registration. Upon written request of the Majority Holders of a class of Registrable Securities that the Company effect the registration under the Securities Act of all or part of their Registrable Securities and specifying the intended method of disposition thereof (a "Requested Registration"), the Company will use its best efforts to effect the registration under the Securities Act of the then Registrable Securities requested to be registered within 120 days of the request which the Company has been so requested to register by such Holders (and any other Holders of any class of Registrable Securities who within 10 days of such request elect to join in the sale) for disposition in accordance with the intended method of disposition stated in such request; provided that the Company need not effect any Requested Registration pursuant to this Section 2(a) unless the request covers an aggregate number of shares of such class of Registrable Securities at least equal to 50% of the class of Registrable Securities then outstanding and not previously registered under any prior registration statement of the Company; further provided, the Company shall not be required to effect more than one Requested Registration for each class of Registrable Securities pursuant to this Section 2(a). Subject to Section 2(f), the Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person. If the three year period referred to in
Section 1(g) would otherwise terminate during the 120 day period, the expiration of such three year period shall toll during the 120 day period.

          Notwithstanding anything in the foregoing paragraphs of this Section 2(a), the Company shall have the right to delay any registration of Registrable Securities requested pursuant to this
Section 2(a) for up to 90 days if such registration would, in the sole reasonable judgment of the Company's Board of Directors or Executive Committee of the Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request. If the three year period of
Section 1(g) would otherwise terminate during such 90 day period, the expiration of such three year period shall toll during the 90 day period.

          (b) Company Registration. If (without any obligation to do so) the Company proposes to register any of its Common Stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Forms S-4 or S-8 or equivalent successor forms), then the Company shall, at such time, promptly give all Holders of then Registrable Securities and Transferees written notice of such registration. Any such registration effected by the Company other than a Requested Registration is referred to herein as a "Company Registration." Upon the written request of a Holder or Transferee given within fifteen (15) days after the giving of such notice by the Company, the Company shall, subject to the provisions of
Section 2(f) below, cause to be included (without priority over the holders of similar registration rights) in such registration statement and registered under the Securities Act all of the Registrable Securities that each such Holder or Transferee has requested to be registered. A registration under this Section 2(b) shall not be deemed to be a Requested Registration.

          (c) Registration Statement Form. The Company may, if permitted by law, effect any registration requested under Section
2(a) by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement).

          (d) Expenses. Carolco shall pay all Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to Section 2(a) requested on or after December 31, 1994. The Holders requesting registration shall pay all Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to Section 2(a) requested before such date. The Company need not comply with a request for registration pursuant to Section 2(a) unless and until it has received reasonable adequate assurance of payment of such Registration Expenses. The Company, or such other person who is responsible for such costs, shall pay the Registration Expenses of any Company Registration pursuant to Section 2(b) hereof.

          (e) Effective Registration Statement. The registration requested pursuant to Section 2(a) shall not be deemed to have been effected unless it has become effective with the Commission, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto with the Commission solely by reason of the Selling Holders failing to proceed with the registration shall be deemed to have been effected by the Company in satisfaction of the Company's obligation to register Registrable Securities pursuant to a Requested Registration, unless the Holders reimburse the Company and Carolco for all of their costs and expenses incurred in connection with such registration statement. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if
(i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by a Holder or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission or failure to agree to close by a Selling Holder.

          (f) Priority in Registrations. If the registration pursuant to Section 2(a) involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to the Holders) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number of securities which the Company is so advised can be sold in such offering (i) first, Registrable Securities of the class requested to be included in such registration by the Holders making the request for registration pro rata, and (ii) second, other Holders or Transferees of the class desiring to participate in the registration pro rata, and (iii) third, other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities and if there are not priorities, pro rata in accordance with the number of securities they hold. In the event of a registration under Section 2(b), the priority in registration shall be (i) first, other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities and (ii) second, Registrable Securities of any class requested to be included in such registration by the Holders or Transferees making the request for registration, pro rata in accordance with the number of shares held.

          (g) Conflicting Instructions from Holders. (i) The Company shall not be bound in any way by any agreement or contract among the Holders, Transferees, the Strategic Partners and Carolco, or any Affiliates of any of them (whether or not the Company has knowledge thereof) other than this Agreement, except as to those to which the Company is a party. With respect to receipt of instructions under this Section 2(g), the Company shall have no liability with respect to any action taken by it except for its own gross negligence or willful misconduct. The Company may rely and shall be protected in relying upon any resolution, certificate, opinion, request, communication, demand, receipt or other paper or document in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties. The Company may act in reliance upon the advice of its counsel in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such advice.

               (ii) In the event the Company receives conflicting instructions from the Holders regarding any action to be taken or withheld hereunder, the Company will promptly notify all of the Holders who have given instructions and, if taking action at that time, may suspend further action relating to such instructions until such time as the conflicting instructions are resolved by the parties giving the same or until the Company is instructed to take or withhold the requested action by a final order from which no appeal may be taken issued by a court of competent jurisdiction.

          (h) Effectiveness of the Agreement. This Agreement shall become effective only upon the Carolco Closing (and only if such closing shall have occurred on or before December 31, 1993). Upon the effectiveness of this Agreement, the Original Agreement shall no longer be effective for any purpose and all rights granted thereunder shall cease.

     3.   Registration Procedures.

          (a) If and whenever the Company is required to use its best efforts to effect the registration of any Registrable
Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will:

               (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration to become effective (the Company shall provide the Selling Holders and their counsel with drafts of such registration statements);

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective;

               (iii) furnish to the Selling Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Selling Holders may reasonably request;

               (iv) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, to keep such registration statement qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Selling Holders to consummate the disposition in such jurisdictions of the securities owned by the Selling Holders, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Selling Holders to consummate the disposition of such Registrable Securities;

               (vi)   use its best efforts to furnish to the
Selling Holders a signed counterpart, addressed to the Selling
Holders or seller of Registrable Securities (and the underwriters, if any), of

                    (x)  an opinion of counsel for the
     Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory to the Selling Holders in their reasonable judgment, and

                    (y)  a "comfort" letter, reasonably
     satisfactory to the Selling Holders dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such Holders (or the underwriters, if any) may reasonably request;

               (vii) immediately notify the Selling Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Selling Holders promptly prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which the Selling Holders shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof (other than with respect to a 430A prospectus or pricing amendment) at least two business days prior to the filing thereof;

               (ix) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
and

               (x) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

          (b) As a condition of these Registration Rights, the Company may require the Selling Holders, at their own expense, to furnish the Company with such information and undertakings as it may reasonably request regarding the Selling Holders and the distribution of such securities as the Company may from time to time reasonably request in writing, and the Holders, by their execution hereof, agree to provide such information and make such undertakings as are requested.

          (c) The Selling Holders shall agree as a condition to receiving the benefits under this Agreement (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of Section 3(a), the Selling Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Selling Holders' receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of Section 3(a) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in the Selling Holders' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that they will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by the Selling Holders to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or the Selling Holders shall give any such notice, the period referred to in subdivision (ii) of Section 3(a) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (vii) of this Section 3 to and including the date when the Selling Holders shall have received the copies of the supplemented or amended prospectus contemplated by subdivision
(vii) of Section 3(a).

          (d) Notwithstanding anything in this agreement to the contrary, the Company will not be required to file such a registration statement if it receives an opinion of counsel in form and substance reasonably satisfactory to the Majority Holders to the effect that the sale of the Registrable Securities in the manner contemplated by the Selling Holders may be effected without registration regardless of the identity or status of the buyer(s) of such Registrable Securities, and the Company shall reflect such sale and effect such transfer on the books of the Company.

     4.   Underwritten Offerings.

          (a) Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Selling Holders pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Company, the Selling Holders and its underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 6, which agreement (or a separate agreement among the parties) shall also contain a provision regarding the payment of Registration Expenses set forth in Section 2(d) hereof. The Selling Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Selling Holders.

          (b) Selection of Underwriters. If a requested registration pursuant to Section 2(a) involves an underwritten offering, then the Majority Holders may select the underwriter from underwriting firms of national reputation.

          (c) Holdback Agreements. Each Holder agrees, if so required in writing by the managing underwriter, not to effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven days prior to and the 90 days after any firm commitment underwritten registration pursuant to
Section 2 has become effective (except as part of such registration) or, if the managing underwriter advises the Company in writing that, in its opinion, no such public sale or distribution should be effected for a period of 120 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to the Holders of such advice, each Holder shall not effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act during such 120-day period after such underwritten registration, except as part of such underwritten registration, whether or not the Holder participates in such registration. If the three year period of Section 1(g) would otherwise terminate during such 120 day period, the expiration of such three year period shall toll during the 120 day period. Regardless of whether the three year period of
Section 1(g) terminates during any such 120 day period, if a Holder is prevented from effecting registration pursuant to this
Section 4(c), the expiration of the three year period of
Section 1(g) shall be extended by 120 days with respect to such Holder.

     5.   Preparation, Reasonable Investigation.

          In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Selling Holders, the underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     6.   Indemnification.

          (a) Indemnification by the Company. In the event of any registration under the Securities Act pursuant to Section 2 hereof of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless the Selling Holders, their directors and officers, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Selling Holders' Registrable Securities in such registration) and each other person, if any, who controls the Selling Holders or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Selling Holders or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Selling Holders and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by any Holder; provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus.

          (b) Indemnification by the Selling Holders. The Company may require, as a condition to including any Registrable Securities of the Selling Holders in any registration statement filed pursuant to Section 2, that the Company shall have received an undertaking satisfactory to it from the Selling Holders to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Holders either specifically for inclusion therein or which the Company has informed the Selling Holders will be used for such purposes.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and the Selling Holders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e) Indemnification Payments. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution. If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(f) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person.

          If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6(a) and 6(b) without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this
Section 6(f).

     7.   Miscellaneous.

          (a) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

          (b) Notices. All notices, requests, claims, demands, waivers and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:

               (i)   Carolco:

                     8800 Sunset Boulevard
                     Los Angeles, California  90069
                     Attention:  General Counsel
                     Telecopy No. 310/652-1343

               (ii)  Company:

                     15400 Sherman Way, Suite 500
                     Van Nuys, California 91405
                     Attention:  General Counsel
                     Telecopy No. 818/908-9539

All notices to or from any Strategic Partner shall be copied to the other Strategic Partners at the following addresses:

               (iii) Pioneer:

                     Arco Tower, 8-1
                     Shimomeguro 1-chome
                     Meguro-ku
                     Tokyo 153, Japan
                     Attention:  Mr. Ryuichi Noda, President
                     Telecopy No. 011-81-33-493-7861

                     with a copy to:

                     Mr. Kudo
                     Pioneer LDCA, Inc.
                     2265 East 220th Street
                     Long Beach, California  90801
                     Telecopy No. 310/816-0420

               (iv)  RCS:

                     Museumplein 11
                     1071 DJ Amsterdam
                     Netherlands
                     Attention:  Mr. Koopsman or Mr. Peters
                     Telecopy No. 011-59-99-611-061

                     with a copy to:

                     Avv. Enzo Pulitano
                     Affari Legali e Societari
                     RCS Editori SPA
                     Corso Garibaldi 86
                     20121 Milan Italy
                     Telecopier No. 011-39-2-653-330

                     and

                     Paul D. Downs, Esq.
                     Werbel McMillin & Carnelutti
                     711 Fifth Avenue
                     New York, New York  10022
                     Telecopier No. 212/832-3353

               (v)   Studio Canal:

                     17 rue Dumont d'Urville
                     75116 Paris
                     France
                     Attention: Direction Financier
                     Telecopy No. 011-331-4720-1358

                     with a copy to:

                    Coudert Freres
                     52, Avenue des Champs-Elysee
                     7508 Paris
                     France
                     Attention: Jonathan M. Wohl, Esq.

or to such other address as any person may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          (c) Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (d)  Headings.  The descriptive headings of the several
Sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Majority Holders of a class of Registrable Securities with respect to the rights of the Holders of such class. Each Holder or Transferee of any class of Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 7(e), whether or not any such Registrable Securities shall have been marked to indicate such consent.

          (f) Assignability. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto provided, however, that the Registration
Rights hereunder shall only be available to the Holders or Transferees as provided herein.

          (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     By its execution hereof, the Company represents and warrants that it has the corporate power to execute, deliver and perform the terms and provisions of this Agreement and that it has taken all appropriate and necessary corporate action to authorize the transactions contemplated hereby and the execution, delivery and performance of this Agreement. The Company further represents that this Agreement will be, upon its execution and delivery, the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws related to or limiting creditors rights generally.

                         LIVE ENTERTAINMENT INC.


                         By:____________________________________
                         Name:
                         Title:

Accepted and agreed as of the
  date first written above

CAROLCO PICTURES INC.


By:  ________________________________
     Name:
     Title:

STRATEGIC PARTNERS:

PIONEER LDCA, INC.


By:  ________________________________
     Name:
     Title:

RCS VIDEO SERVICES INTERNATIONAL B.V.


By:  ________________________________
     Name:
     Title:

LE STUDIO CANAL+ S.A.


By:  ________________________________
     Name:
     Title:

In consideration of the Company's execution of this Agreement, RCS Video Services Antilles N.V. hereby waives and releases all rights it may have had under the Original Agreement.

RCS VIDEO SERVICES ANTILLES N.V.


By:  ________________________________
     Name:
     Title: